UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Synopsys, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on April 2, 2015.

SYNOPSYS, INC.

Meeting Information

Meeting Type: Annual Meeting

For holders as of: February 4, 2015

Date: April 2, 2015 Time: 8:00 AM PST

Location: Synopsys, Inc.

1030 West Maude Avenue

Sunnyvale, CA 94085

synopsis®

SYNOPSYS, INC.

690 EAST MIDDLEFIELD ROAD

MOUNTAIN VIEW, CA 94043

ATTN : ERIKA VARGA MCENROE

You are receiving this communication because you hold

shares in Synopsys, Inc.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of

the more complete proxy materials that are available to

you on the Internet. You may view the proxy materials

online at www.proxyvote.com or easily request a paper copy

(see reverse side).

We encourage you to access and review all of the important

information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

M81749-P59255

- Before You Vote -

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT 2014 ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before March 19, 2015 to facilitate timely delivery.

- How To Vote -

Please Choose One of the Following Voting Methods

Vote In Person: At the Annual Meeting of Stockholders, you will need to request a ballot to vote these shares. The Proxy Statement contains directions to the location of the Annual Meeting of Stockholders to be held on April 2, 2015 at Synopsys, Inc.’s office located at 1030 West Maude Avenue, Sunnyvale, California 94085.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. You may vote over the Internet up until 11:59 P.M. Eastern Time on April 1, 2015. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card containing a toll-free telephone number.

M81750-P59255

Voting Items

The Board of Directors recommends that you vote FOR all nominees set forth below:

1. Election of Directors

Nominees:

01) Aart J. de Geus 02) Chi-Foon Chan 03) Alfred Castino 04) Janice D. Chaffin 05) Bruce R. Chizen 06) Deborah A. Coleman 07) Chrysostomos L. “Max” Nikias 08) John Schwarz 09) Roy Vallee 10) Steven C. Walske

The Board of Directors recommends that you vote FOR the following proposals:

2. To approve our 2006 Employee Equity Incentive Plan, as amended, in order to, among other items, increase the number of shares available for issuance under that plan by 3,800,000 shares.

3. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.

4. To ratify the selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2015.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders.

M81751-P59255

M81752-P59255